Exhibit 10.1

EXECUTION COPY

AMENDMENT dated as of March 27, 2009, to the Credit Agreement, dated as of June 9, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SCIENTIFIC GAMES INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), SCIENTIFIC GAMES CORPORATION, a Delaware corporation (“Holdings”), the several lenders from time to time parties thereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS:

A.            Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

B.            The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement.

C.            The Administrative Agent and the undersigned Lenders are willing to amend certain provisions of the Credit Agreement, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the above recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of Holdings, the Borrower, the Administrative Agent and the undersigned Lenders hereby agrees as follows:

SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)  Amendment to Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Amendment”:  Amendment dated as of March 27, 2009, to this Agreement.

“Debenture Reserve Amount”: an amount equal to the Net Cash Proceeds received by the Loan Parties after the date of the Amendment and prior to the Convertible Debentures Repurchase Date from (a) the issuance by Holdings of shares of its Capital Stock (other than Disqualified Stock), or the issuance of Permitted Additional Senior Indebtedness or Permitted Additional Subordinated Debt, or Indebtedness under the Incremental Facilities, to the extent that the Borrower, by notice to the Administrative Agent, identifies the amount thereof as being for the purpose of redeeming Convertible

Senior Subordinated Debentures and (b) any Asset Sales (up to a maximum of $125,000,000 Net Cash Proceeds in the aggregate) with respect to which a Reinvestment Notice is timely given; provided that (i) the Debenture Reserve Amount shall not at any time exceed the outstanding principal amount of the Convertible Senior Subordinated Debentures, and shall be reduced to zero on the Convertible Debentures Repurchase Date; and (ii) to the extent the Debenture Reserve Amount is increased as a result of Assets Sales, the Debenture Reserve Amount will be decreased if and to the extent that Term Loans are prepaid in lieu of reinvesting the Net Cash Proceeds therefrom pursuant to a Reinvestment Notice.

“Defaulting Lender” means any Revolving Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified Holdings, the Borrower, the Administrative Agent, the Issuing Lenders, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“GD Earnout Notes”: promissory notes issued by Holdings, the Borrower or a Subsidiary in order to replace (and therefor defer payment of ) a portion of the earnout payments payable with respect to the Global Draw Acquisition in an amount the dollar equivalent of which is equal to the principal amount of such promissory notes; provided that:

(a)                                  the aggregate principal amount of GD Earnout Notes issued shall not exceed the equivalent of US$60,000,000;

(b)                                 the GD Earnout Notes shall not require any principal payment before September 30, 2010, but may be prepayable earlier at the option of the issuer of the GD Earnout Notes;

(c)                                  obligors (whether as issuers or pursuant to Guarantee Obligations) in respect of any of the GD Earnout Notes that are Subsidiaries (but not Subsidiary Guarantors), shall not, in the aggregate (on a consolidated basis), account for more than 10% of Consolidated EBITDA for the most recent period of four consecutive fiscal quarters for which financial statements are available (determined on a pro forma basis for any transaction that affects such calculation), determined as of the date that any GD Earnout Note is issued or guaranteed by any such obligor, or as of the date of any merger, asset transfer or similar transaction that has the effect of increasing the percentage of Consolidated EBITDA represented by such obligors; and

(d)                                 obligations in respect of the GD Earnout Notes shall not be secured by any assets of any Loan Party.

“Permitted Add-Backs”:  (a) up to $18,753,000 in the aggregate of (i) charges associated with reductions in workforce in the fourth fiscal quarter of 2008, (ii) reserves for operating losses associated with the Borrower’s Oklahoma contract and (iii) reserves associated with the shutdown of the Borrower’s Mexican lottery operations, (b) up to a maximum of $15,000,000 of charges incurred during the 12-month period commencing on March 1, 2009, in connection with (i) reductions in workforce and (ii)  contract losses, discontinued operations, shutdown expenses and cost-reduction initiatives, and (c) reasonable and customary costs and fees incurred in connection with the Amendment; provided that Permitted Add-Backs shall not be deducted in determining Consolidated EBITDA for any purpose other than calculating the Consolidated Leverage Ratio or the Consolidated Senior Debt Ratio.

(b)  Amendment to definition of “Applicable Margin”.  The defined term “Applicable Margin”, as defined in Section 1.1 of the Credit Agreement, is hereby amended by amending and restating the definition in its entirety as follows:

“Applicable Margin”:  for any day with respect to a Loan, the applicable rate per annum set forth below under the caption “Applicable Margin for Eurocurrency Loans” or “Applicable Margin for Base Rate Loans”, as the case may be, based upon the Consolidated Leverage Ratio as of the most recent determination date; provided that prior to the date on which the financial statements specified in Section 7.1 for the first fiscal quarter ended after the Effective Date are required to be delivered, the Applicable Margin shall be deemed to be as specified in Category 2; provided further that, notwithstanding the paragraph set forth beneath the table below, from the Amendment Effective Date (as that term is defined in the Amendment) to the date the Compliance Certificate for the third fiscal quarter of 2009 is delivered pursuant to Section 7.2(b)(ii), the Applicable Margin for Eurocurrency Loans (including for the purposes of Section 3.9) shall be deemed to be 3.00% and the Applicable Margin for Base Rate Loans shall be deemed to be 2.00%.

Consolidated Leverage Ratio	Applicable Margin for Eurocurrency Loans	Applicable Margin for Base Rate Loans
Category 1 Greater than or equal to 4.00:1.00	3.00%	2.00%
Category 2 Less than 4.00:1.00 but greater than or equal to 3.25:1.00	2.75%	1.75%
Category 3 Less than 3.25:1.00 but greater than or equal to 2.75:1.00	2.50%	1.50%
Category 4 Less than 2.75:1.00 but greater than or equal to 2.25:1.00	2.25%	1.25%
Category 5 Less than 2.25:1.00	2.00%	1.00%

For purposes of the foregoing, the Applicable Margin shall be adjusted, on and after the first Adjustment Date (as defined below) occurring after the Effective Date, based on changes in the Consolidated Leverage Ratio, with such adjustments to become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which the relevant financial statements are delivered to the Lenders pursuant to Section 7.1 and to remain in effect until the next adjustment to be effected pursuant to this paragraph.  If any financial statements referred to above are not delivered within the time periods specified in Section 7.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the grid above shall apply.  On each Adjustment Date, the Applicable Margin shall be adjusted to be equal to the Applicable Margin opposite the Category determined to exist on such Adjustment Date from the financial statements relating to such Adjustment Date.

(c)  Amendment to definition of “Consolidated EBITDA”.  The defined term “Consolidated EBITDA”, as defined in Section 1.1 of the Credit Agreement, is hereby amended by amending and restating the definition in its entirety as follows:

“Consolidated EBITDA”:  for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) the earnout payments with respect to the Global Draw Acquisition, the Games Media Acquisition, the Racing Venue Acquisition and any Permitted Acquisitions (including any loss or expense with respect to earnout payments with respect to such acquisitions), (f) any extraordinary charges or losses determined in accordance with

GAAP, (g) non-cash stock-based compensation expenses, (h) any expenses, charges or losses incurred after the Effective Date resulting from the Peru Investments in an aggregate amount (for all periods combined) not to exceed $3,000,000, (i) the non-cash portion of any non-recurring write-offs or write-downs as required in accordance with GAAP, (j) any advisory fees and related expenses paid to advisory firms in connection with Permitted Acquisitions and (k) any Permitted Add-Backs; provided that such amounts do not include (i) write-offs or write-downs of accounts receivable or inventory and (ii) except with respect to the Permitted Add-Backs, any write-off or write-down to the extent it is in respect of cash payments to be made in a future period and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income,  (b) any extraordinary income or gains determined in accordance with GAAP and (c) any income or gains with respect to earnout payments with respect to any acquisitions referred to in clause (e).  For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) pursuant to any determination of the Consolidated Leverage Ratio and the Consolidated Senior Debt Ratio, (i) if at any time during such Reference Period Holdings or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period Holdings or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period.

(d)  Amendment to definition of “Consolidated Total Debt”.  The defined term “Consolidated Total Debt”, as defined in Section 1.1 of the Credit Agreement, is hereby amended by amending and restating the definition in its entirety as follows:

“Consolidated Total Debt”:  at any date, the aggregate principal amount of all Indebtedness of Holdings and its Subsidiaries at such date, determined on a consolidated basis and required to be reflected on Holding’s balance sheet in accordance with GAAP, provided that (a) for purposes of determining the Consolidated Leverage Ratio as of any date of determination prior to the earlier of the Convertible Debentures Repurchase Date, and the date the Convertible Senior Subordinated Debentures are redeemed in full, cash and Cash Equivalents of the Loan Parties (to the extent that such cash and Cash Equivalents are (i) available to the Loan Parties without any restriction that would impair the application thereof to pay Indebtedness within three Business Days and (ii) not subject to any Liens other than (A) Liens created under the Loan Documents or (B) Liens arising by operation of law, or bankers Liens and brokers Liens arising under customary account agreements entered into in the ordinary course of business, in each case that do not impair access to such cash or Cash Equivalents), up to the Debenture Reserve Amount at such determination date, will be netted against the then outstanding principal amount of the Convertible Senior Subordinated Debentures (and Consolidated Total Debt thereby reduced to the extent of such netting), and (b) for purposes of determining the Consolidated Leverage Ratio and the Consolidated Senior Debt Ratio as

of any date of determination prior to the Convertible Debentures Repurchase Date, neither (i) the earnout payable with respect to the Global Draw Acquisition, upon their becoming due and payable, nor (ii) the principal amount of the GD Earnout Notes, shall be included as Indebtedness in the calculation of Consolidated Total Debt.

(e)  Amendment to definition of “Revolving Termination Date”. The defined term “Revolving Termination Date”, as defined in Section 1.1 of the Credit Agreement, is hereby amended by amending and restating the definition in its entirety as follows:

“Revolving Termination Date”:  the fifth anniversary of the Effective Date, if each of the Convertible Debentures Conditions and the Subordinated Notes Conditions have been satisfied or waived; provided that the Revolving Termination Date shall be deemed to mean (a) September 15, 2012, if the Convertible Debentures Conditions have been satisfied or waived, unless and until the Subordinated Notes Conditions have been satisfied or waived or (b) the Convertible Debentures Trigger Date, unless and until the Convertible Debentures Conditions have been satisfied or waived; provided further that, if any GD Earnout Notes are issued, then the Revolving Termination Date shall be deemed to mean (if earlier than the date that would otherwise apply based on the foregoing provisions of this definition) the date that is three months prior to the earliest date that any principal payment is required in respect of the GD Earnout Notes unless on such date (i) no GD Earnout Notes remain outstanding or (ii) the sum of the aggregate Available Revolving Commitments plus cash on hand and Cash Equivalents of the Loan Parties (to the extent that such cash and Cash Equivalents are (A) available to the Loan Parties without any restriction that would impair the application thereof to pay Indebtedness within three Business Days (it being understood that cash in an amount equal to the Debenture Reserve Amount at the time shall be treated as restricted for purposes of this determination) and (B) not subject to any Liens other than (1) Liens created under the Loan Documents or (2) Liens arising by operation of law, or bankers Liens and brokers Liens arising under customary account agreements entered into in the ordinary course of business, in each case that do not impair access to such cash or Cash Equivalents) is not less than $50,000,000 in excess of the amount required to repay the outstanding GD Earnout Notes in full.

(f)  Amendment to definition of “Term Loan Maturity Date”.  The defined term “Term Loan Maturity Date”, as defined in Section 1.1 of the Credit Agreement, is hereby amended by amending and restating the definition in its entirety as follows:

“Term Loan Maturity Date”:  the fifth anniversary of the Effective Date, if each of the Convertible Debentures Conditions and the Subordinated Notes Conditions have been satisfied or waived; provided that the Term Loan Maturity Date shall be deemed to mean (a) September 15, 2012, if the Convertible Debentures Conditions have been satisfied or waived, unless and until the Subordinated Notes Conditions have been satisfied or waived or (b) the Convertible Debentures Trigger Date, unless and until the Convertible Debentures Conditions have been satisfied or waived ; provided further that, if any GD Earnout Notes are issued, then the Term Loan Maturity Date shall be deemed to mean (if earlier than the date that would otherwise apply based on the foregoing provisions of this definition) the date that is three months prior to the earliest date that any principal payment is required in respect of the GD Earnout Notes unless on such date (i) no GD Earnout Notes remain outstanding or (ii) the sum of the aggregate Available Revolving Commitments plus cash on hand and Cash Equivalents of the Loan Parties (to the extent that such cash and Cash Equivalents are (A) available to the Loan Parties without any restriction that would impair the application thereof to pay Indebtedness within three Business Days (it being understood that cash in an amount equal to the Debenture Reserve Amount at the time shall be treated as restricted for purposes of this determination) and (B) not subject to any Liens other than (1) Liens created under the Loan Documents or (2) Liens arising by operation of law, or bankers Liens and brokers Liens arising under customary account agreements entered into in the ordinary course of business, in each case that do not impair access to such cash or Cash Equivalents) is not less than $50,000,000 in excess of the amount required to repay the outstanding GD Earnout Notes in full.

(g)  Addition of Section 3.15 of the Credit Agreement.  The Credit Agreement is hereby amended by the addition of Section 3.15, as follows:

3.15         Defaulting Lenders.             (a)  Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i)            if any Swingline Loan or L/C Obligations exists at the time a Revolving Lender is a Defaulting Lender, the Borrower shall within one Business Day following notice by the Administrative Agent (A) if such Defaulting Lender is a Dollar Revolving Lender, prepay such Swingline Loan or, if agreed by the Swingline Lender, cash collateralize the Swingline Participation Amount of the Defaulting Lender on terms satisfactory to the Swingline Lender and (B) cash collateralize such Defaulting Lender’s Dollar Revolving Percentage of the Dollar L/C Obligations or Multicurrency Revolving Percentage of the Multicurrency L/C Obligations, as applicable, in accordance with the procedures set forth in paragraph (b) below for so long as such L/C Obligations are outstanding; and

(ii)           the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Lenders shall not be required to issue, amend or increase any Letter of Credit unless they are satisfied that cash collateral will be provided by the Borrower in accordance with clause (i) above.

(b)  If any Lender becomes a Defaulting Lender, on the Business Day that the Borrower is required to deposit of cash collateral pursuant to paragraph (a)(i)(B) above, the Borrower shall make such deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Swingline Lenders or Issuing Lenders as applicable.  Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower and the Defaulting Lender under this Agreement.  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the

Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall be remitted to the Borrower promptly by the Administrative Agent unless a Default has occurred and is continuing.  Cash collateral deposited pursuant to paragraph (a)(i)(B) above in respect of any Defaulting Lender shall be applied by the Administrative Agent to such Defaulting Lender’s obligations in respect of Swingline Loans or L/C Obligations.  If the Borrower is required to provide an amount of cash collateral hereunder pursuant to paragraph (a)(i)(B) above, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after such amount is no longer required in order to comply with paragraph (a)(i)(B) above (and no Event of Default has occurred and is continuing).

(h)  Amendment to Section 4.13 of the Credit Agreement.  Section 4.13 of the Credit Agreement is hereby amended by replacing the words “defaults in its obligation to make Loans hereunder” immediately following “or (b)”, with the words “is a Defaulting Lender at the time”.

(i)  Amendment to Section 8.2 of the Credit Agreement.  Section 8.2 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (n) thereof, inserting”; and” in lieu of the period at the end of clause (o) thereof and inserting a new clause (p) as follows:

(p)  Indebtedness in respect of any GD Earnout Notes.

SECTION 2.  Amendment Fees.  The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers a counterpart of this Amendment to the Administrative Agent (or its counsel) at or prior to 3:00 p.m., New York City time, on March 27, 2009, an amendment fee (the “Amendment Fees”) in an amount equal to 0.25% of the sum of (i) the aggregate principal amount of Term Loans of such Lender, and (ii) the Revolving Commitments (whether used or unused) of such Lender as of such date; provided that the Borrower shall have no liability for any such Amendment Fees if this Amendment does not become effective in accordance with Section 4 below.  Such Amendment Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date (as defined below).

SECTION 3.  Representations and Warranties.  Holdings and the Borrower hereby represent and warrant on the Amendment Effective Date (as defined below) to the Administrative Agent and each Lender that:

(a)  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct on and as of the Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

(b)  No Default or Event of Default has occurred and is continuing.

SECTION 4.  Conditions Precedent.  This Amendment shall become effective as of the date of the satisfaction of the following conditions precedent (the “Amendment Effective Date”):

(a)  The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and Lenders constituting the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)  The Administrative Agent shall have received all fees and other amounts due and payable hereunder or under the Credit Agreement on or prior to the Amendment Effective Date, including the Amendment Fees and, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

SECTION 5.  Credit Agreement.  Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

SECTION 6.  Miscellaneous.

(a)  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)  All references in and to the Credit Agreement and in the other Loan Documents shall be deemed to include this Amendment.  This Amendment constitutes a Loan Document,

(c)  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d)  WAIVERS OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf and in their respective corporate names by their duly authorized officers as of the date first above written.

SCIENTIFIC GAMES INTERNATIONAL, INC., as Borrower,

by
/s/ Robert C. Becker
Name:	Robert C. Becker
Title:	Treasurer

SCIENTIFIC GAMES CORPORATION., as Holdings and a Guarantor,

by
/s/ Robert C. Becker
	Name:	Robert C. Becker
	Title:	VP & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
/s/Ralph Totoonchie
	Name:	Ralph Totoonchie
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	JP MORGAN CHASE BANK, N.A., AS A LENDER

by	/s/Ralph Totoonchie
	Name:	Ralph Totoonchie
	Title:	Vice President

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	RAYMOND JAMES BANK, FSB

by	/s/ Andrew D. Hahn
	Name:	Andrew D. Hahn
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	AIB Debt Management Ltd.

by	/s/ Joseph Augustini
	Name:	Joseph Augustini
	Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

by	/s/ Edwin Holmes
	Name:	Edwin Holmes
	Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Allied Irish Banks, p.l.c.

by	/s/ Joseph Augustini
	Name:	Joseph Augustini
	Title:	Senior Vice President

by	/s/ Edwin Holmes
	Name:	Edwin Holmes
	Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Dryden XI – Leveraged Loan CDO 2005

by Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Steven J. Collins
	Name:	Steven J. Collins
	Title:	VP

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Dryden XVI – Leveraged Loan CDO 2005

by Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Steven J. Collins
	Name:	Steven J. Collins
	Title:	VP

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Dryden VII — Leveraged Loan CDO 2005

by Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Steven J. Collins
	Name:	Steven J. Collins
	Title:	VP

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Dryden VIII — Leveraged Loan CDO 2005

by Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Steven J. Collins
	Name:	Steven J. Collins
	Title:	VP

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Fifth Third Bank

	by	/s/ George B. Davis
		Name:	George B. Davis
		Title:	Vice President

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Bank of America, N.A.

	by	/s/ Justin Lien
		Name:	Justin Lien
		Title:	Senior Vice President

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Israel Discount Bank of New York

	by	/s/ Richard Tripaldi
		Name:	Richard Tripaldi
		Title:	Assistant Vice President

	by	/s/ David Acosta
		Name:	David Acosta
		Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	TORONTO DOMINION (TEXAS) LLC

	by	/s/ Debbi L. Brito
		Name:	Debbi L. Brito
		Title:	Authorized Signatory

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	STATE BANK OF INDIA,
LOS ANGELES AGENCY

	by	/s/ K.S.S. Naidu
		Name:	K.S.S. Naidu
		Title:	Vice President
(Credit & Operations)

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	UBS Loan Finance LLC

	by	/s/ Marie A. Haddad
		Name:	Maria A. Haddad
		Title:	Associate Director Banking Products Services, US

	by	/s/ Mary E. Evans
		Name:	Mary E. Evans
		Title:	Associate Director Banking Products Services, US

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	UBS AG Stamford Branch

	by	/s/ Marie A. Haddad
		Name:	Maria A. Haddad
		Title:	Associate Director Banking Products Services, US

	by	/s/ Mary E. Evans
		Name:	Mary E. Evans
		Title:	Associate Director Banking Products Services, US

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	UNION BANK OF CALIFORNIA, N.A.

	by	/s/ Pierre Bury
		Name:	Pierre Bury
		Title:	VP

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Bayerische Hypo-und Vereinsbank AG
New York Branch

	by	/s/ William W. Hunter
		Name:	William W. Hunter
		Title:	Director

	by	/s/ Elaine Tung
		Name:	Elaine Tung
		Title:	Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	The Governor & Company of the Bank of Ireland

	by	/s/ Edward A. Boyle
		Name:	Edward A. Boyle
		Title:	Sr. Vice President

	by	/s/ Louise O’Connor
		Name:	Louise O’Connor
		Title:	VP

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	by: PPM America Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company

	by	/s/ David C. Wagner
		Name:	David C. Wagner
		Title:	Managing Director

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	HSBC Bank USA, N.A.

	by	/s/ Elizabeth Peck
		Name:	Elizabeth Peck
		Title:	Senior Vice President

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Hua Nan Commercial Bank, Ltd.
New York Agency

	by	/s/ Henry Hsiah
		Name:	Henry Hsiah
		Title:	Assistant Vice President

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	RZB FINANCE LLC

	by	/s/ John A. Valiska
		Name:	John A. Valiska
		Title:	First Vice President

	by	/s/ Marta Miller
		Name:	Marta Miller
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	ING Capital LLC

	by	/s/ William James
		Name:	William James
		Title:	MD

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	The Bank of Nova Scotia

	by	/s/ M.R. Bradley
		Name:	M.R. Bradley
		Title:	Managing Director

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	United Overseas Bank Limited, New York Agency

	by	/s/ George Lim
		Name:	George Lim
		Title:	SVP & GM

	by	/s/ Mario Sheng
		Name:	Mario Sheng
		Title:	AVP

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	CHANG HWA COMMERCIAL BANK, LTD,
NEW YORK BRANCH

	by	/s/ Jim C.Y Chen
		Name:	Jim C.Y Chen
		Title:	VP & General Manager

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Sumitomo Mitsui Banking Corporation

	by	/s/ Yoshihiro Hyakutome
		Name:	Yoshihiro Hyakutome
		Title:	General Manager

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	Bayerische Landesbank, New York Branch

	by	/s/ Elke Videgain
		Name:	Elke Videgain
		Title:	Second Vice President

	by	/s/ Rolf Siebert
		Name:	Rolf Siebert
		Title:	First Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	THE BANK OF EAST ASIA, LIMITED
NEW YORK BRANCH

	by	/s/ Kenneth A. Pettis
		Name:	Kenneth A. Pettis
		Title:	Senior Vice President

	by	/s/ Kitty Sin
		Name:	Kitty Sin
		Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:	BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

	by	/s/ Charles Stewart
		Name:	Charles Stewart
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:

CRÉDIT INDUSTRIEL ET COMMERCIAL

By	/s/ Anthony Rock
Name:	Anthony Rock
Title:	Managing Director

By	/s/ Marcus Edward
Name:	Marcus Edward
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF MARCH 27, 2009, TO THE CREDIT AGREEMENT DATED AS OF JUNE 9, 2008, AMONG SCIENTIFIC GAMES INTERNATIONAL, INC., SCIENTIFIC GAMES CORPORATION,, THE LENDERS PARTY THERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

Name of Institution:
Taipei Fubon Commercial Bank,
New York Agency

by:	/s/ Michael Tan
	Name:	Michael Tan
	Title:	VP & General Manager